Exhibit 4.1

[FACE OF CERTIFICATE]

PAR VALUE $.01

COMMON STOCK

Logo

COMMON STOCK

NUMBER

SHARES

JBT

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE

EITHER IN CLEVELAND, OH OR

IN NEW YORK, NY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 477839 10 4

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE COMMON STOCK OF

JOHN BEAN TECHNOLOGIES CORPORATION

transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate and the shares represented hereby are subject to all the provisions of the Certificate of

Incorporation and all Amendments thereto and Supplements thereof. This Certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

Witness the facsimile signatures of its duly authorized officers.

Dated:

[SIGNATURE]

SECRETARY

[SEAL]

[SIGNATURE]

CHAIRMAN, PRESIDENT AND CEO

COUNTERSIGNED AND REGISTERED:

NATIONAL CITY BANK

(CLEVELAND, OHIO) TRANSFER AGENT

AND REGISTRAR,

BY

AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

JOHN BEAN TECHNOLOGIES CORPORATION

John Bean Technologies Corporation will furnish without charge to each stockholder who so requests, a statement in full of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of John Bean Technologies Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of John Bean Technologies Corporation.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between John Bean Technologies Corporation and National City Bank, dated as of July 31, 2008, as it may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of John Bean Technologies Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights (as defined in the Rights Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. John Bean Technologies Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

As set forth in the Rights Agreement, Rights beneficially owned by any Person (as defined in the Rights Agreement) who becomes an Acquiring Person (as defined in the Rights Agreement) become null and void.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common

TEN ENT—as tenants by the entireties

JT TEN—as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—		Custodian

	(Cust)		(Minor)

under Uniform Gifts to Minors

Act_________________________

                        (State)

UNIF TRF MIN ACT— ____________ Custodian (until age _____________ )

                                                 (Cust)

_____________ under Uniform Transfers

        (Minor)

to Minors Act _____________

                                (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of John Bean Technologies Corporation with full power of substitution in the premises.

Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF

THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

By

The signature should be guaranteed by a brokerage firm or a financial institution that is a member of a securities approved Medallion program, such as Securities Transfer Agents Medallion Program

(STAMP), Stock Exchange Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion

Signature Program (MSP).